UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 17, 2020

Date of Report (Date of earliest event reported)

	Exact Name of Registrant as Specified in Its Charter; State of	IRS Employer
Commission File	Incorporation; Address of Principal Executive Offices; and	Identification
Number	Telephone Number	Number

001-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation)
10 South Dearborn Street
P.O. Box 805379
Chicago, Illinois 60680-5379
(800) 483-3220

001-01839	COMMONWEALTH EDISON COMPANY	36-0938600
(an Illinois corporation)
440 South LaSalle Street
Chicago, Illinois 60605-1028
(312) 394-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Name of each exchange on
Title of each class	Trading Symbol(s)	which registered
EXELON CORPORATION:
Common Stock, without par value	EXC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth under Item 8.01 below regarding the entry into a deferred prosecution agreement is incorporated by reference into this Item 1.01.

Item 8.01. Other Events.

Exelon Corporation (Exelon) and Commonwealth Edison Company (ComEd) received a grand jury subpoena in the second quarter of 2019 from the U.S. Attorney’s Office for the Northern District of Illinois (USAO), which required production of information concerning lobbying activities in the State of Illinois. On October 4, 2019, Exelon and ComEd received a second grand jury subpoena from the USAO that required the production of records pertaining to any communications with certain individuals and entities. On October 22, 2019, the Securities and Exchange Commission (SEC) notified Exelon and ComEd that it was conducting its own investigation into their lobbying activities.

On July 17, 2020, ComEd resolved the previously disclosed USAO investigation by entering into a Deferred Prosecution Agreement (DPA) with the USAO.

Under the DPA, the USAO will file a single charge alleging that ComEd improperly gave and offered to give jobs, vendor subcontracts, and payments associated with those jobs and subcontracts for the benefit of the Speaker of the Illinois House of Representatives and the Speaker’s associates, with the intent to influence the Speaker’s action regarding legislation affecting ComEd’s interests.

The DPA provides that the USAO will defer any prosecution of such charge and any other criminal or civil case against ComEd in connection with the matters identified therein for a three-year period subject to certain obligations of ComEd, including, but not limited to, the following: (i) payment to the United States Treasury of $200 million, with $100 million payable within thirty days of the filing of the DPA with the United States District Court for the Northern District of Illinois and an additional $100 million within ninety days of such filing date; (ii) continued full cooperation with the government’s investigation; and (iii) ComEd’s adoption and maintenance of remedial measures involving compliance and reporting undertakings as specified in the DPA. The amount of the payment reflects credits for ComEd’s substantial remediation and cooperation efforts as provided for under the U.S. Sentencing Guidelines. The payment will not be recovered in rates or charged to customers, and ComEd will not seek or accept reimbursement or indemnification from any source other than Exelon. If ComEd complies with its obligations under the DPA, the DPA will terminate at the end of the three-year term and the USAO will dismiss the charge against ComEd related to the conduct set forth in the DPA. The foregoing summary of the DPA is qualified in its entirety by reference to the complete text of the DPA, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Exelon has not been made a party to the DPA, and therefore the investigation by the USAO into Exelon’s activities ends with no charges being brought against Exelon.

The SEC’s investigation remains ongoing and Exelon and ComEd have cooperated fully and intend to continue to cooperate fully with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

10.1	Deferred Prosecution Agreement, dated July 17, 2020, between Commonwealth Edison Company and the U.S. Department of Justice and the U.S. Attorney for the Northern District of Illinois

99.1	Press Release

101	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document.

104	The cover page from the current report on Form 8-K, formatted as Inline XBRL.

* * * * *

This combined Current Report on Form 8-K is being filed separately by Exelon and ComEd (Registrants). Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf. Neither Registrant makes any representation as to information relating to the other Registrant.

This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks, assumptions and uncertainties, including, among others, statements related to the expected or potential impact of the novel coronavirus (COVID-19) pandemic, and the related responses of various governments and regulatory bodies, customers, and the company, on our business, financial condition and results of operations. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic and financial performance, are intended to identify such forward-looking statements.

The factors that could cause actual results to differ materially from the forward-looking statements made by the Registrants include those factors discussed herein, including ComEd's compliance with the terms of the Deferred Prosecution Agreement, the effect of the settlement and compliance with the Deferred Prosecution Agreement on ComEd's reputation and business, as well as the items discussed in (1) the Registrants' 2019 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 18, Commitments and Contingencies; (2) the Registrants' First Quarter 2020 Quarterly Report on Form 10-Q in (a) Part II, ITEM 1A. Risk Factors; (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, ITEM 1. Financial Statements: Note 14, Commitments and Contingencies; and (3) other factors discussed in filings with the SEC by the Registrants.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this report. Neither Registrant undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/Carter C. Culver
Carter C. Culver
Senior Vice President, Deputy General Counsel and Assistant Secretary

COMMONWEALTH EDISON COMPANY

/s/Carter C. Culver
Carter C. Culver
Assistant Secretary

July 17, 2020